Nokia Motorola Samsung LG Other GSM 6462 514 2234 210 599 Global Mobile Device Share Change 2003 vs. 2004 Nokia Motorola Samsung LG Other GSM 179.8 75.2 55.7 26.3 215.5 Nokia Motorola Samsung LG Other GSM 29177 10978 11869 4846 42037 Profit Share Source: Motorola estimates.and published competitor reports Revenue Share Unit Market Share 2004 Nokia Motorola Samsung LG Other GSM 28510 16882 15487 7283 44422 Nokia Motorola Samsung LG Other GSM 4630 1625 2387 425 683 Nokia Motorola Samsung LG Other GSM 207.6 104.9 86.6 44.4 242.2 2003 Mot 1.7 ppts Mot 3.9 ppts Mot 11.6 ppts